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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------



Date of Report (Date of earliest event reported): March 19, 2001


                              CONCORD CAMERA CORP.
                              --------------------
             (Exact name of registrant as specified in its charter)



           New Jersey                                       13-3152196
- --------------------------------                        ------------------
(State or other jurisdiction                            (I.R.S. Employer
of incorporation or organization)                       Identification No.)



                                     0-17038
                      ------------------------------------
                            (Commission File Number)


4000 Hollywood Blvd, Suite 650N
Hollywood, Florida                                              33021
- ----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (954) 331-4200


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Item 5 - Other Events

         On November 18, 1994, Concord Camera Corp. (the "Company") filed a demand for arbitration in New Jersey against Jack C. Benun, the Company's former Chief Executive Officer ("Benun"). In this demand for arbitration, the Company sought damages in excess of $1.5 million arising out of an alleged breach by Benun of his employment obligations, his fiduciary obligations, and frauds perpetrated by Benun upon the Company including the misappropriation of Company funds. Benun counterclaimed in the action alleging, among other things, wrongful termination by the Company and asserting various claims for damages.

         In August of 1999, an Arbitrator appointed by the American Arbitration Association rendered an interim award upholding the propriety of the Company's termination for cause of Benun and finding that Benun violated his employment contract and perpetrated a fraud on the Company by diverting and embezzling the Company's monies.

         On March 19, 2001, the Arbitrator rendered a further award and opinion (the "award and opinion"). In the award and opinion the Arbitrator: (i) awarded the Company $1,133,246.67 in damages; such damages included certain fees which the Company previously paid to various attorneys, (ii) denied certain other claims made by the Company including its request for prejudgment interest on the award, and (iii) denied each of Benun's counterclaims except that Benun was awarded $100,000.00 for repayment of a loan made by Benun to the Company, $93,000.00 related to a stipulated interest amount on said loan, and interest accruing from February 15, 2001 with respect to said loan. All such amounts are subject to set off against the $1,133,246.67 that was awarded to the Company. Benun claimed during the arbitration proceedings damages in amounts in excess of $12,000,000.00. All amounts in excess of the aforesaid $100,000.00 loan and stipulated interest were denied.


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     CONCORD CAMERA CORP.
                                                     (Registrant)

                                                  By:  /s/ Harlan I. Press
                                                     ---------------------------
                                                     Harlan I. Press,
                                                     Vice President and
Date:  April 2, 2001                                Treasurer


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